As filed with the Securities and Exchange Commission on April 17, 2002

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                            1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement                        / / Confidential, For Use of the Commission
                                                           Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


           Merrill Lynch MuniHoldings Michigan Insured Fund II, Inc.
                P.O. Box 9011 Princeton, New Jersey 08543-9011
 ------------------------------------------------------------------------------
               (Name of Registrants as Specified In Its Charter)
                                 SAME AS ABOVE
 ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X / No fee required.
 / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5)  Total fee paid:
     -------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials:

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
     -------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3)  Filing Party:
     -------------------------------------------------------------------------
     (4)  Date Filed:

(LOGO OMITTED)


                         MUNIYIELD MICHIGAN FUND, INC.
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

                   ----------------------------------------
                       **IMMEDIATE ATTENTION REQUIRED**
                   ----------------------------------------

                                                             April 8, 2002

Dear Stockholder:

The Special Meeting of Stockholders at the offices of Merrill Lynch Investment Managers, L.P. on April 8, 2002, has been adjourned to Wednesday, May 15, 2002 in order to give stockholders additional time to vote their proxy.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

For your convenience, we have established three easy methods by which to register your vote:

       1.   By Phone:        Please call Georgeson Shareholder Communications
                             Inc. toll free at 1-866-304-6810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.
                             Eastern Time.

       2.   By Internet:     Visit www.proxyvote.com. Once there, enter the
                             12-digit control number located on your proxy card.

       3.   By Mail:         Return your executed proxy in the enclosed
                             postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by May 15, 2002.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder Communications Inc. at 1-866-304-6810.

Thank you for your prompt attention



                                                                        NOBO

(LOGO OMITTED)






                         MUNIYIELD MICHIGAN FUND, INC.
                  MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.

                 ---------------------------------------------

                       **IMMEDIATE ATTENTION REQUIRED**
                 ---------------------------------------------

                                                               April 8, 2002

Dear Stockholder:

The Special Meeting of Stockholders at the offices of Merrill Lynch Investment Managers, L.P. on April 8, 2002, has been adjourned to Wednesday, May 15, 2002 in order to give stockholders additional time to vote their proxy.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

For your convenience, we have established three easy methods by which to register your vote:

       1.   By Phone:        Please call the "800" number printed on your
                             proxy card and follow the simple instructions.

       2.   By Internet:     Visit www.proxyvote.com. Once there, enter the
                             12-digit control number located on your proxy card.

       3.   By Mail:         Return your executed proxy in the enclosed
                             postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by May 15, 2002.

If you have any questions regarding the meeting agenda, please call Georgeson Shareholder Communications Inc. at 1-866-304-6810.

Thank you for your prompt attention


                                                                      NOBO